SCHEDULE OF INVESTMENT IN MARKETABLE SECURITIES (Details) - USD ($)	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Investment In Marketable Securities
Cost of investment	$ 16,687	$ 89,001	$ 577,035
Transfer from non-marketable security		1,500
Unrealized holding loss	4,920	(73,519)	(505,231)
Exchange rate effect	(103)	(295)	(1,742)
Investment in marketable securities	$ 21,504	16,687	89,001
Dividend income from Greenpro Capital Corp.			$ 18,939